PAINEWEBBER TACTICAL ALLOCATION FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

         PaineWebber Tactical Allocation Fund is a diversified series of PaineWebber Investment Trust ("Trust"), a professionally managed, open-end management investment company organized as a Massachusetts business trust.

         The investment adviser, administrator and distributor for the fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the fund, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.

         Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647-1568.

         This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated December 31, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated December 31, 2000.

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                                                               TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
 The Fund and Its Investment Policies..................................................................... 2
 The Fund's Investments, Related Risks and Limitations.................................................... 3
 Strategies Using Derivative Instruments..................................................................11
 Organization of the Trust; Board Members and Officers; Principal Holders and
   Management Ownership of Securities.....................................................................17
 Investment Advisory, Administration and Distribution Arrangements........................................24
 Portfolio Transactions...................................................................................29
 Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services.................31
 Conversion of Class B Shares.............................................................................37
 Valuation of Shares......................................................................................37
 Performance Information..................................................................................38
 Taxes....................................................................................................40
 Other Information........................................................................................43
 Financial Statements.....................................................................................44
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                      THE FUND AND ITS INVESTMENT POLICIES

         The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

         The fund's investment objective is total return, consisting of long-term capital appreciation and current income. The fund seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

         The fund seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the fund's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.

         The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

         If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

         The fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay fund operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares.

               In its stock portion, the fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The fund's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the fund. Instead, the fund attempts to achieve a correlation of at least 0.95 between the performance of the fund's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). The S&P 500 Index can include U.S. dollar denominated equity securities of foreign issuers, and the fund invests in those securities to the extent needed to track the performance of the S&P 500 Index.

         For its bond investments, the fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not


                                       2


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available at favorable  prices,  the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.

          Similarly, for its cash investments, the fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when Mitchell Huchins determines the monthly asset allocation of the fund's assets based on the Tactical Allocation Model's recommendation. If, in Mitchell Hutchins' judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, Mitchell Hutchins may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis. The fund may (but is not required to) use options and futures and other derivatives to effect all or part of an asset reallocation by adjusting the fund's exposure to the different asset classes.

          The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

          The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations.
Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

          EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

          Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

          While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

          BONDS are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

          Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

          DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

          Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

          Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

          Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these


                                       4

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positions,  and have the effect of reducing  portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

          There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

          INVESTING IN FOREIGN SECURITIES. The fund may invest in U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          The fund may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          Investment income and realized gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on the securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

          CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subjected to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the

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fund will be  required to permit the issuer to redeem the  security,  convert it into underlying common stock or sell it to a third party.

          WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Other than its investments in U.S. Treasury bills as indicated by the Tactical
Allocation Model, the fund may invest to a limited extent in money market instruments for cash management purposes. Its investments are limited to 1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, 2) repurchase agreements and 3) other investment companies that invest exclusively in money market instruments.

          INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of the fund's total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including the securities of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of its investment adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses.

          ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

          Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

          Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

          The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

          Mitchell Hutchins also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

          REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

          Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

          REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

          Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date.  The  actual  principal  amount  and  maturity  date are  determined  upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, the fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed-delivery securities it holds, exceeds its net assets.

          A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts." The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

          LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

          Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

          SHORT SALES "AGAINST THE BOX." The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

          The fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

          SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to mar ket daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving derivative instruments such as options or futures.

INVESTMENT LIMITATIONS OF THE FUND

          FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

          The fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

          The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 331/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

          The fund will not:

          (1) invest more than 10% of its net assets in illiquid securities.

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

          (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

          GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, in managing the investments of mutual funds for which it serves as investment adviser. Tactical Allocation Fund is limited to stock index options and futures, futures on U.S. Treasury notes and bills and options on these permitted futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

          The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

          OPTIONS ON EQUITY AND DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

          OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

          SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

          INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

          OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

          GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. Tactical Allocation Fund, in particular, may use Derivative Instruments to reallocate its exposure to different asset classes when the Tactical Allocation Model recommends asset allocation mix changes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

          Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

          Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

          A fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

          Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

          Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

          The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

          In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may use these opportunities for Tactical Allocation Fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

          SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

          (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund would suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

          (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

          COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. Tactical Allocation Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

          Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

          OPTIONS. A fund may purchase put and call options and write (sell) covered put or call options on securities in which it invests and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. A fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations -- Illiquid Securities."

          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

          A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

          A fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

          A fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Tactical Allocation Fund intends to purchase or write only exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing trans-actions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

          If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

          A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

          LIMITATIONS ON THE USE OF OPTIONS. Tactical Allocation Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

          (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

          (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

          (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

          FUTURES. A fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

          Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If Mitchell Hutchins wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

          A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

          No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

          Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

          Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Tactical Allocation Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

          If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

          Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

          LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. Tactical Allocation Fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

          (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of the fund's net assets.

          (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

          (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

    ORGANIZATION OF THE TRUST; BOARD MEMBERS AND OFFICERS; PRINCIPAL HOLDERS
                     AND MANAGEMENT OWNERSHIP OF SECURITIES

          The Trust was formed on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and presently has two operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $0.001 per share.

          The Trust is governed by a board of trustees, which oversees its operations. The trustees ("board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:


NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
Margo N. Alexander*+; 53             Trustee                Mrs.  Alexander is Chairman  (since March 1999),  and a
                                                            director of Mitchell  Hutchins (since January 1995) and
                                                            an  executive   vice   president   and  a  director  of
                                                            PaineWebber (since March 1984). She was chief executive
                                                            officer  of  Mitchell  Hutchins  from  January  1995 to
                                                            October 2000.  Mrs.  Alexander is a director or trustee
                                                            of 30 investment companies for which Mitchell Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.

Richard Q. Armstrong; 65             Trustee                Mr.  Armstrong  is  chairman  and  principal  of R.Q.A.
R.Q.A. Enterprises                                          Enterprises  (management  consulting firm) (since April
One Old Church Road                                         1991 and principal  occupation since March 1995). He is
Unit #6                                                     also a director of AlFresh Foods Beverages Canada, Inc.
Greenwich, CT 06830                                         (a Canadian  Beverage  subsidary of AlFresh Foods Inc.)
                                                            (since October 2000). Mr. Armstrong was chairman of the
                                                            board,   chief   executive   officer  and  co-owner  of
                                                            Adirondack  Beverages (producer and distributor of soft
                                                            drinks and sparkling/still  waters) (October 1993-March
                                                            1995).  He was a partner of The New England  Consulting
                                                            Group    (management    consulting    firm)   (December
                                                            1992-September  1993). He was managing director of LVMH
                                                            U.S. Corporation (U.S.  subsidiary of the French luxury
                                                            goods   conglomerate,   Louis  Vuitton  Moet  Hennessey
                                                            Corporation)  (1987-1991)  and chairman of its wine and
                                                            spirits  subsidiary,  Schieffelin  &  Somerset  Company
                                                            (1987-1991).  Mr. Armstrong is a director or trustee of
                                                            29 investment  companies for which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.

                                                        17

NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
E. Garrett Bewkes, Jr.**+; 74     Trustee and Chairman      Mr. Bewkes serves as a consultant to PaineWebber (since
                                of the Board of Trustees    May 1999). Prior to November 2000, he was a director of
                                                            Paine  Webber  Group Inc.  ("PW  Group",  formerly  the
                                                            holding company of PaineWebber  and Mitchell  Hutchins)
                                                            and  prior to 1996,  he was a  consultant  to PW Group.
                                                            Prior to 1988, he was chairman of the board,  president
                                                            and  chief  executive   officer  of  American  Bakeries
                                                            Company.   Mr.  Bewkes  is  a  director  of  Interstate
                                                            Bakeries  Corporation.  Mr.  Bewkes  is a  director  or
                                                            trustee of 40 investment  companies for which  Mitchell
                                                            Hutchins, PaineWebber or one of their affiliates serves
                                                            as investment adviser.

Richard R. Burt; 53                  Trustee                Mr.  Burt is  chairman  of IEP  Advisors,  LLP  (inter-
1275 Pennsylvania Ave., N.W.                                national   investments  and  consulting   firm)  (since
Washington, DC 20004                                        March  1994)  and  a  partner  of  McKinsey  &  Company
                                                            (management consulting firm) (since 1991). He is also a
                                                            director of  Archer-Daniels-Midland  Co.  (agricultural
                                                            commodities),  Hollinger International Co. (publishing)
                                                            and  Homestake   Mining  Corp.   (gold   mining),   six
                                                            investment  companies  in the  Deutsche  Bank family of
                                                            funds, nine investment  companies in the Flag Investors
                                                            family of funds,  The Central  European Fund,  Inc. and
                                                            The Germany Fund Inc.,  vice  chairman of Anchor Gaming
                                                            (provides  technology to gaming and wagering  industry)
                                                            (since July 1999) and  chairman of Weirton  Steel Corp.
                                                            (makes and finishes steel products) (since April 1996).
                                                            He was  the  chief  negotiator  in the  Strategic  Arms
                                                            Reduction   Talks   with  the   former   Soviet   Union
                                                            (1989-1991)  and the  U.S.  Ambassador  to the  Federal
                                                            Republic of Germany (1985-1989). Mr. Burt is a director
                                                            or  trustee  of  29  investment   companies  for  which
                                                            Mitchell   Hutchins,   PaineWebber   or  one  of  their
                                                            affiliates serves as investment adviser.

Meyer Feldberg; 58                   Trustee                Mr. Feldberg is Dean and Professor of Management of the
Columbia University                                         Graduate School of Business, Columbia University. Prior
101 Uris Hall                                               to 1989, he was president of the Illinois  Institute of
New York, NY 10027                                          Technology.   Dean  Feldberg  is  also  a  director  of
                                                            Primedia,   Inc.  (publishing),   Federated  Department
                                                            Stores,   Inc.  (operator  of  department  stores)  and
                                                            Revlon, Inc.  (cosmetics).  Dean Feldberg is a director
                                                            or  trustee  of  37  investment   companies  for  which
                                                            Mitchell   Hutchins,   PaineWebber   or  one  of  their
                                                            affiliates serves as investment adviser.




NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
George W. Gowen; 71                  Trustee                Mr.  Gowen is a partner in the law firm of  Dunnington,
666 Third Avenue                                            Bartholow & Miller. Prior to May 1994, he was a partner
New York, NY 10017                                          in the law firm of Fryer,  Ross & Gowen. Mr. Gowen is a
                                                            director  or trustee  of 37  investment  companies  for
                                                            which  Mitchell  Hutchins,  PaineWebber or one of their
                                                            affiliates serves as investment adviser.

Frederic V. Malek; 64                Trustee                Mr.  Malek  is  chairman  of  Thayer  Capital  Partners
1455 Pennsylvania Ave., N.W.                                (merchant  bank) and chairman of Thayer Hotel Investors
Suite 350                                                   II and  Lodging  Opportunities  Fund  (hotel  investing
Washington, DC. 20004                                       partnerships).  From January 1992 to November  1992, he
                                                            was campaign  manager of Bush-Quayle  `92. From 1990 to
                                                            1992,  he was vice  chairman and, from 1989 to 1990, he
                                                            was  president of Northwest  Airlines Inc. and NWA Inc.
                                                            (holding company of Northwest  Airlines Inc.). Prior to
                                                            1989,  he  was  employed  by the  Marriott  Corporation
                                                            (hotels,  restaurants,  airline  catering  and contract
                                                            feeding),  where he most recently was an executive vice
                                                            president and president of Marriott Hotels and Resorts.
                                                            Mr.  Malek is also a director of Aegis  Communications,
                                                            Inc. (tele-services), American Management Systems, Inc.
                                                            (management  consulting and computer related services),
                                                            Automatic Data Processing, Inc. (computing), CB Richard
                                                            Ellis,  Inc. (real estate  services),  FPL Group,  Inc.
                                                            (electric  services),  Global  Vacation Group (packaged
                                                            vacations),  HCR/Manor Care, Inc.  (health care),  SAGA
                                                            Systems, Inc. (software company) and Northwest Airlines
                                                            Inc.   Mr.  Malek  is  a  director  or  trustee  of  29
                                                            investment   companies  for  which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.




NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
Carl W. Schafer; 64                  Trustee                Mr.  Schafer is president  of the  Atlantic  Foundation
66 Witherspoon Street, #1100                                (charitable   foundation   supporting   mainly  oceano-
Princeton, NJ 08542                                         graphic exploration and research).  He is a director of
                                                            Labor  Ready,  Inc.  (temporary  employment),   Roadway
                                                            Express, Inc. (trucking),  The Guardian Group of Mutual
                                                            Funds, the Harding,  Loevner Funds, E.I.I. Realty Trust
                                                            (investment company), Evans Systems, Inc. (motor fuels,
                                                            convenience store and diversified company),  Electronic
                                                            Clearing   House,    Inc.    (financial    transactions
                                                            processing),  Frontier Oil Corporation and Nutraceutix,
                                                            Inc.  (bio-technology  company). Prior to January 1993,
                                                            he was chairman of the Investment Advisory Committee of
                                                            the Howard Hughes Medical  Institute.  Mr. Schafer is a
                                                            director  or trustee  of 29  investment  companies  for
                                                            which  Mitchell  Hutchins,  PaineWebber or one of their
                                                            affiliates  serves  as  investment  adviser.

Brian M. Storms*+; 46          Trustee and President        Mr. Storms is chief  executive  officer  (since October
                                                            2000) and president of Mitchell  Hutchins  (since March
                                                            1999).   Mr.   Storms  was   president  of   Prudential
                                                            Investments  (1996-1999).  Prior to joining Prudential,
                                                            he was a managing director at Fidelity Investments. Mr.
                                                            Storms is  president  and a  director  or trustee of 30
                                                            investment   companies  for  which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment  adviser.

T. Kirkham Barneby*; 54           Vice President            Mr. Barneby is a managing director and chief investment
                                                            officer-quantitative  investments of Mitchell Hutchins.
                                                            Mr.  Barneby  is a  vice  president  of  14  investment
                                                            companies for which Mitchell  Hutchins,  PaineWebber or
                                                            one of their affiliates serves as investment adviser.

Thomas Disbrow***, 34          Vice President and           Mr.  Disbrow  is a first  vice  president  and a senior
                               Assistant Treasurer          manager  of  the  mutual  fund  finance  department  of
                                                            Mitchell  Hutchins.  Prior to November  1999,  he was a
                                                            vice president of Zweig/Glaser Advisers. Mr. Disbrow is
                                                            a  vice   president  and  assistant   treasurer  of  30
                                                            investment   companies  for  which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.




NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
Amy R. Doberman**; 38          Vice President               Ms.  Doberman  is a senior vice  president  and general
                                                            counsel  of  Mitchell  Hutchins.   From  December  1996
                                                            through  July 2000,  she was general  counsel of Aeltus
                                                            Investment Management, Inc. Prior to working at Aeltus,
                                                            Ms.  Doberman was a Division of  Investment  Management
                                                            Assistant  Chief Counsel at the SEC. Ms.  Doberman is a
                                                            vice  president of 29  investment  companies and a vice
                                                            president and secretary of one  investment  company for
                                                            which  Mitchell  Hutchins,  PaineWebber or one of their
                                                            affiliates serves as investment adviser.

John J. Lee***; 32             Vice President and           Mr. Lee is a vice president and a manager of the mutual
                               Assistant Treasurer          fund finance department of Mitchell Hutchins.  Prior to
                                                            September   1997,  he  was  an  audit  manager  in  the
                                                            financial  services  practice of Ernst & Young LLP. Mr.
                                                            Lee is a vice  president and assistant  treasurer of 30
                                                            investment   companies  for  which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.

Kevin J. Mahoney***; 35        Vice President and           Mr.  Mahoney  is a first  vice  president  and a senior
                               Assistant Treasurer          manager  of  the  mutual  fund  finance  department  of
                                                            Mitchell Hutchins. From August 1996 through March 1999,
                                                            he was the manager of the mutual fund internal  control
                                                            group of Salomon Smith Barney. Prior to August 1996, he
                                                            was an associate and assistant  treasurer for BlackRock
                                                            Financial   Management  L.P.  Mr.  Mahoney  is  a  vice
                                                            president  and  assistant  treasurer  of 30  investment
                                                            companies for which Mitchell  Hutchins,  PaineWebber or
                                                            one of their affiliates serves as investment adviser.

Ann E. Moran***; 43            Vice President and           Ms.  Moran  is  a  vice  president  and  a  manager  of
                               Assistant Treasurer          the  mutual  fund   finance   department   of  Mitchell
                                                            Hutchins.  Ms. Moran is a vice  president and assistant
                                                            treasurer of 30 investment companies for which Mitchell
                                                            Hutchins, PaineWebber or one of their affiliates serves
                                                            as investment adviser.

Dianne E. O'Donnell**; 48       Vice President and          Ms.  O'Donnell  is a senior vice  president  and deputy
                                  Secretary                 general counsel of Mitchell Hutchins.  Ms. O'Donnell is
                                                            a  vice   president  and  secretary  of  29  investment
                                                            companies and a vice president and assistant  secretary
                                                            of one investment  company for which Mitchell Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment adviser.

Paul H. Schubert***; 37        Vice President and           Mr.  Schubert  is  a  senior  vice  president  and  the
                                 Treasurer                  director  of the  mutual  fund  finance  department  of
                                                            Mitchell Hutchins. Mr. Schubert is a vice president and
                                                            treasurer of 30 investment companies for which Mitchell
                                                            Hutchins, PaineWebber or one of their affiliates serves
                                                            as investment adviser.



NAME AND ADDRESS; AGE         POSITION WITH THE TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------         -----------------------        ----------------------------------------
Barney A. Taglialatela***; 39    Vice President             Mr.  Taglialatela  is a vice president and a manager of
                               Assistant Treasurer          the  mutual  fund   finance   department   of  Mitchell
                                                            Hutchins.  Mr.  Taglialatela  is a vice  president  and
                                                            assistant  treasurer  of 30  investment  companies  for
                                                            which  Mitchell  Hutchins,  PaineWebber or one of their
                                                            affiliates  serves  as  investment  adviser.

Keith A. Weller**; 39          Vice President and           Mr.  Weller  is  a  first  vice  president  and  senior
                               Assistant Secretary          associate  general  counsel of Mitchell  Hutchins.  Mr.
                                                            Weller is a vice  president and assistant  secretary of
                                                            30 investment  companies for which  Mitchell  Hutchins,
                                                            PaineWebber  or  one  of  their  affiliates  serves  as
                                                            investment  adviser.



-------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins and/or PaineWebber.

          The Trust pays board members who are not "interested persons" of the Trust ("disinterested trustees") $1,500 annually for the fund, an additional $1,000 for the Trust's second series and up to $150 per series for each board meeting and each separate meeting of a board committee. The Trust thus pays an independent board member $2,500 annually plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

          The  table  below  includes  certain   information   relating  to  the
compensation of the Trust's current board members from the Trust and the compensation of those board members from all PaineWebber funds during the periods indicated.

                              COMPENSATION TABLE+

                                                          TOTAL COMPENSATION
                                        AGGREGATE              FROM THE
                                       COMPENSATION         TRUST AND THE
  NAME OF PERSON, POSITION            FROM THE TRUST(1)    FUND COMPLEX(2)
  ------------------------            --------------      ------------------
Richard Q. Armstrong, Trustee........... $4,060               $104,650
Richard R. Burt, Trustee................  4,060                102,850
Meyer Feldberg, Trustee.................  5,410                143,650
George W. Gowen, Trustee................  4,060                138,400
Frederic V. Malek, Trustee..............  4,060                104,650
Carl W. Schafer, Trustee................  4,000                104,650

--------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the PaineWebber funds.

(1) Represents total fees paid by the Trust to each board member indicated for the fiscal year ended August 31, 2000. These fees are allocated in part to the fund and in part to the other series of the Trust.

(2) Represents total compensation paid during the calendar year ended December 31, 1999 to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

          As of November 30, 2000, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

          As of November 30, 2000, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.



                                                            PERCENTAGE OF CLASS Y SHARES
NAME AND ADDRESS*                                           OWNED AS OF NOVEMBER 30, 2000
--------------------------------------                      -----------------------------
Ernest J. Boch, Global Account, c/o Robert Wakely                       7.88%
Boch Business Trust, Ernest Boch Trustee Global Account                13.64%
Northern Trust Company as Trustee, FBO PaineWebber 401 K Plan          36.45%


-------------

* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

          INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the fund pursuant to a contract ("Advisory Contract") with the Trust. Under the Advisory Contract, the fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, as set forth below:

                                                                       ANNUAL
                                                                       ------
AVERAGE DAILY NET ASSETS                                                RATE
------------------------                                               ------
Up to $250 million.....................................................0.500%
Over $250 million......................................................0.450

          During the fiscal  years ended  August 31,  2000,  August 31, 1999 and
August  31,  1998,   Mitchell   Hutchins   earned  (or  accrued)   advisory  and
administration fees of $12,616,827, $9,214,743 and $4,895,190, respectively.

          Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a specific series are allocated among series by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

          Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the fund.

          SECURITIES LENDING. During the fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the fund paid (or accrued) $692,987, $176,811 and $134,065, respectively, to PaineWebber for its services as securities lending agent.

          NET ASSETS. The following table shows the approximate net assets as of November 30, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser. An investment company may fall into more than one of the categories below.


                                                         NET ASSETS
                INVESTMENT CATEGORY                        ($MIL)
                --------------------                       ------
 Domestic (excluding Money Market) .................... $ 7,949
 Global ...............................................   4,526
 Equity/Balanced ......................................   8,456
 Fixed Income (excluding Money Market) ................   4,019
 Taxable Fixed Income .................................   2,631
 Tax-Free Fixed Income ................................   1,387
 Money Market Funds ...................................  47,003

          PERSONAL TRADING POLICIES. The fund and Mitchell Hutchins each have adopted a code of ethics under rule 17f-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fradulent, deceptive or manipulative conduct in connection with that personal investing.

          DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of the fund under a distribution contract with the fund ("Distribution Contract"). The Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber relating to each class of shares of the fund ("PW Dealer Agreement"), PaineWebber and its correspondent firms sell the fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

          Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and, collectively, "Plans"), the fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B Plan and the Class C Plan, the fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, respectively. There is no distribution plan with respect to the fund's Class Y shares, and the fund pays no service or distribution fees with respect to its Class Y shares.

          Mitchell Hutchins uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

          Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

     o Offset the commissions it pays to PaineWebber for selling the fund's Class B and Class C shares, respectively.

     o Offset the fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

          PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from the fund or investors at the time Class B or C shares are bought.

          Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

          The Plans and the related Distribution Contract for Class A, Class B and Class C shares specify that the fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the fund. Annually, the board reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

          Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

          In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

          The fund paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended August 31, 2000:

         Class A.......................  $ 1,967,523
         Class B.......................  $10,199,321
         Class C.......................  $ 8,091,186

          Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended August 31, 2000:

CLASS A
Marketing and advertising....................      $1,156,898
Amortization of commissions..................               0
Printing of prospectuses and SAIs............           4,054
Branch network costs allocated and
interest expense.............................       1,560,233
Service fees paid to PaineWebber
Financial Advisors...........................         757,021

CLASS B
Marketing and advertising....................      $1,518,136
Amortization of commissions..................       4,021,133
Printing of prospectuses and SAIs............           5,320
Branch network costs allocated and
interest expense.............................       2,599,574
Service fees paid to PaineWebber
Financial Advisors...........................         981,355

CLASS C
Marketing and advertising....................      $1,198,890
Amortization of commissions..................       2,335,298
Printing of prospectuses and SAIs............           4,202
Branch network costs allocated and
interest expense ............................       1,641,339
Service fees paid to PaineWebber
Financial Advisors...........................         778,432

          "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the fund's shares, including the PaineWebber retail branch system.

          In approving the fund's overall Flexible Pricing(SM) system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

          In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and
(6) Mitchell Hutchins' shareholder service-related expenses and costs.

          In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

          In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

          With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

          Under the Distribution Contract for Class A shares, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of reallowances to PaineWebber as dealer.

                                 FISCAL YEAR ENDED AUGUST 31,
                         -------------------------------------------
                           2000              1999             1998
                          ------            ------           -------
         Earned ....... $2,244,889      $4,648,952       $3,764,774
         Retained .....    147,280         245,303          243,663


          Mitchell  Hutchins  earned  and  retained  the  following   contingent
deferred sales charges paid upon certain redemptions of shares for the fiscal year ended August 31, 2000:


         Class A.........................  $        0
         Class B.........................   3,757,807
         Class C.........................     280,329



                             PORTFOLIO TRANSACTIONS

          Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the fund paid $741,440, $363,697 and $440,215, respectively, in brokerage commissions.

          The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the fund paid $0, $3,571 and $5,496, respectively, in brokerage commissions to PaineWebber.

          During the fiscal year ended August 31, 2000, Mitchell Hutchins directed no transactions to brokers chosen because they provided research services.

          Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

          In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Mitchell Hutchins may cause the fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the fund and its other clients.

          Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

          For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

          Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

          Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

          The  fund  will  not   purchase   securities   that  are   offered  in
underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the funds.

          As of August 31, 2000, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:



    ISSUER                        TYPE OF SECURITY              VALUE
  -----------                     ----------------           ----------
 Dresdner Bank                     Repurchase Agreement     $ 2,777,000
 Bear Stearns & Co.                Common Stock             $ 1,556,655
 Merrill Lynch & Co., Inc.         Common Stock             $ 9,932,500
 Morgan Stanley Dean               Common Stock             $21,254,350
   Witter & Co.


          PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2000, and August 31, 1999 were 122% and 6%, respectively. The increase in portfolio turnover for the fiscal year ended August 31, 2000 was attributable to changes in portfolio composition as dictated by the Tactical Allocation Model.

            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

          WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     o Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

     o Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     o Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

          In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

          COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

          An "eligible group of related fund investors" can consist of any combination of the following:

     (a) an individual, that individual's spouse, parents and children;

     (b) an individual and his or her individual retirement account ("IRA");

     (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

     (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

     (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

     (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

     (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

          RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being pur chased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

          REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying PFPC Inc. ("PFPC") of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption
proceeds.   Gain  on  a  redemption   is  taxable   regardless  of  whether  the
reinstatement privilege is exercised, although a loss arising out of a redemption might not be deductible under certain circumstances. See "Taxes" below.

          WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

          PURCHASES  OF CLASS A SHARES  THROUGH THE  PAINEWEBBER  INSIGHTONE(SM)
PROGRAM. Investors who purchase shares through the PaineWebber InsightOne(SM) Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne(SM) Program offers a nondiscretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions on other markups/markdowns.

          PAYMENTS BY MITCHELL HUTCHINS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, Mitchell Hutchins may, from time to time, make payments out of its own resources to PaineWebber and other dealers who sell Class Y shares to shareholders who buy $10 million or more of PACE or PaineWebber fund shares at any one time.

          PURCHASES OF CLASS Y SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class Y shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

          PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(K) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan for employees of PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

          ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

          If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

          The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

          SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

          AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

          SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     o Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

          Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


          An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

          INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

          TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SM);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R)(RMA)(R)

          Class A, Class B, Class C and Class Y shares of PaineWebber mutual funds, including the PACE funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

          To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

          The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

          PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

          PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds - RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND;

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Platinum MasterCard(R), with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard(R) are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o unlimited electronic funds transfers and bill payment service for an additional fee;

     o expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

          The annual account fee for an RMA account is $85, which includes the Platinum MasterCard(R), with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard(R).

'

                          CONVERSION OF CLASS B SHARES

          Class B shares of the fund will automatically convert to Class A shares, based on the relative net asset value per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of the Class B shares occurs. For this purpose the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

          The conversion feature is conditioned on the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. Mitchell Hutchins has no reason to believe that this condition will not continue to be met. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase.

                               VALUATION OF SHARES

          The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in Mitchell Hutchins' judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                             PERFORMANCE INFORMATION

          The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          TOTAL  RETURN   CALCULATIONS.   Average  annual  total  return  quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

                  n
          P(1 + T)   =    ERV
       where:      P =    a hypothetical initial payment of $1,000 to purchase
                          shares of a specified class
                   T =    average annual total return of shares of that class
                   n =    number of years
                 ERV =    ending redeemable value of a hypothetical $1,000
                          payment at the beginning of that period.

          Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

          The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

          Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

          The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


                                                 CLASS A     CLASS B    CLASS C   CLASS Y
Class                                           ---------   ---------  --------- ----------
(Inception Date)                                (5/10/93)   (1/30/96)  (7/22/92) (5/10/93)
----------------                                ---------   ---------  --------- ---------
Year ended August 31, 2000:
         Standardized Return*........              9.22%      8.54%      12.55%    14.72%
         Non-Standardized Return.....             14.37%     13.54%      13.55%    14.72%
Five Years ended August 31, 2000
         Standardized Return*........             21.57%        N/A      21.79%    23.04%
         Non-Standardized Return.....             22.70%        N/A      21.79%    23.04%
Inception to August 31, 2000:
         Standardized Return*........             18.43%     20.62%      17.51%    19.51%
         Non-Standardized Return.....             19.18%     20.85%      17.51%    19.51%

---------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

          OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock, bond and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, the Salomon Smith Barney Non-U.S. World Government Bond
Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

          The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

          The fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

[REPRESENTATION OF GRAPH IN PRINTED PIECE.]

                           IBBOTSON CHART PLOT POINTS


     CHART SHOWING PERFORMANCE OF S&P 500, LONG-TERM U.S. GOVERNMENT BONDS,
               TREASURY BILLS AND INFLATION FROM 1925 THROUGH 1999



    YEAR            COMMON STOCKS                 LONG-TERM GOV'T BONDS            INFLATION/CPI            TREASURY BILLS

    1925                $10,000                       $10,000                         $10,000                  $10,000
    1926                $11,162                       $10,777                          $9,851                  $10,327
    1927                $15,347                       $11,739                          $9,646                  $10,649
    1928                $22,040                       $11,751                          $9,553                  $11,028
    1929                $20,185                       $12,153                          $9,572                  $11,552
    1930                $15,159                       $12,719                          $8,994                  $11,830
    1931                 $8,590                       $12,044                          $8,138                  $11,957
    1932                 $7,886                       $14,073                          $7,300                  $12,072
    1933                $12,144                       $14,062                          $7,337                  $12,108
    1934                $11,969                       $15,472                          $7,486                  $12,128
    1935                $17,674                       $16,243                          $7,710                  $12,148
    1936                $23,669                       $17,464                          $7,803                  $12,170
    1937                $15,379                       $17,504                          $8,045                  $12,207
    1938                $20,165                       $18,473                          $7,821                  $12,205
    1939                $20,082                       $19,570                          $7,784                  $12,208
    1940                $18,117                       $20,761                          $7,859                  $12,208
    1941                $16,017                       $20,955                          $8,622                  $12,216
    1942                $19,275                       $21,629                          $9,423                  $12,248
    1943                $24,267                       $22,080                          $9,721                  $12,291
    1944                $29,060                       $22,702                          $9,926                  $12,332
    1945                $39,649                       $25,139                         $10,149                  $12,372
    1946                $36,449                       $25,113                         $11,993                  $12,416
    1947                $38,529                       $24,454                         $13,073                  $12,478
    1948                $40,649                       $25,285                         $13,426                  $12,580
    1949                $48,287                       $26,916                         $13,184                  $12,718
    1950                $63,601                       $26,932                         $13,948                  $12,870
    1951                $78,875                       $25,873                         $14,767                  $13,063
    1952                $93,363                       $26,173                         $14,898                  $13,279
    1953                $92,439                       $27,125                         $14,991                  $13,521
    1954               $141,084                       $29,075                         $14,916                  $13,638
    1955               $185,614                       $28,699                         $14,972                  $13,852
    1956               $197,783                       $27,096                         $15,400                  $14,193
    1957               $176,457                       $29,117                         $15,866                  $14,639
    1958               $252,975                       $27,342                         $16,145                  $14,864
    1959               $283,219                       $26,725                         $16,387                  $15,303
    1960               $284,549                       $30,407                         $16,629                  $15,711
    1961               $361,060                       $30,703                         $16,741                  $16,045
    1962               $329,545                       $32,818                         $16,946                  $16,483
    1963               $404,685                       $33,216                         $17,225                  $16,997
    1964               $471,388                       $34,381                         $17,430                  $17,598
    1965               $530,081                       $34,625                         $17,765                  $18,289
    1966               $476,737                       $35,889                         $18,361                  $19,159
    1967               $591,038                       $32,594                         $18,920                  $19,966
    1968               $656,415                       $32,509                         $19,814                  $21,005
    1969               $600,590                       $30,860                         $21,024                  $22,388
    1970               $624,653                       $34,596                         $22,179                  $23,849
    1971               $714,058                       $39,173                         $22,924                  $24,895
    1972               $849,559                       $41,400                         $23,706                  $25,851
    1973               $725,003                       $40,942                         $25,792                  $27,643
    1974               $533,110                       $42,725                         $28,939                  $29,855
    1975               $731,443                       $46,653                         $30,969                  $31,588
    1976               $905,842                       $54,470                         $32,458                  $33,193
    1977               $840,766                       $54,095                         $34,656                  $34,893
    1978               $895,922                       $53,458                         $37,784                  $37,398
    1979             $1,061,126                       $52,799                         $42,812                  $41,279
    1980             $1,405,137                       $50,715                         $48,120                  $45,917
    1981             $1,336,161                       $51,657                         $52,421                  $52,671
    1982             $1,622,226                       $72,507                         $54,451                  $58,224
    1983             $1,987,451                       $72,979                         $56,518                  $63,347
    1984             $2,111,991                       $84,274                         $58,753                  $69,586
    1985             $2,791,166                      $110,371                         $60,968                  $74,960
    1986             $3,306,709                      $137,446                         $61,657                  $79,580
    1987             $3,479,675                      $133,716                         $64,376                  $83,929
    1988             $4,064,583                      $146,650                         $67,221                  $89,257
    1989             $5,344,555                      $173,215                         $70,345                  $96,728
    1990             $5,174,990                      $183,924                         $74,640                 $104,286
    1991             $6,755,922                      $219,420                         $76,927                 $110,121
    1992             $7,274,115                      $237,092                         $79,159                 $113,982
    1993             $8,000,785                      $280,339                         $81,334                 $117,284
    1994             $8,105,379                      $258,556                         $83,510                 $121,862
    1995            $11,139,184                      $340,435                         $85,630                 $128,680
    1996            $13,709,459                      $337,265                         $88,475                 $135,381
    1997            $18,272,762                      $390,735                         $89,897                 $142,496
    1998            $23,495,420                      $441,777                         $91,513                 $149,416
    1999            $28,456,286                      $402,177                         $93,998                 $156,414



Source: STOCKS, BONDS, BILLS AND INFLATION 1999 YEARBOOK(TM), Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

          The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

          Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 1999, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $28,456,286, significantly more than any other investment.

                                      TAXES

          BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

          SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

          SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

          CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

          OTHER INFORMATION. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

          A portion of the dividends (whether paid in cash or in additional fund shares) from the fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

          If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

          The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

          The fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively
"PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

          If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

          The fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

          The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

          Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

          Offsetting positions the fund holds or enters into in any actively traded security, option or futures contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regula-tions also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

          When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

          If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

          The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                                OTHER INFORMATION

          MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

          CLASSES OF SHARES. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

          VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

          The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

          CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


          CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

          COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.


          AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the fund's independent auditors.

                              FINANCIAL STATEMENTS

          The fund's Annual Report to Shareholders for its last fiscal year ended August 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.



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

  Investors  should  rely only on the
  information    contained   in   the
  Prospectus  and this  Statement  of
  Additional  Information.  The  fund
  and   its   distributor   has   not
  authorized  anyone to  provide  you
  with information that is different.
  The  Prospectus  and this Statement
  of Additional  Information  are not
  an offer to sell shares of the fund
  in any jurisdiction  where the fund
  or its distributor may not lawfully
  sell those shares.

                                                        PaineWebber
                                           Tactical Allocation Fund







                                           ------------------------------------
                                           Statement of Additional Information
                                                             December 31, 2000
                                           ------------------------------------









(C)2000 PaineWebber Incorporated. All rights reserved.